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                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 2, 2000, in the joint proxy statement/ prospectus of Sanmina Corporation and SCI Systems, Inc.


                                                 /s/ ERNST & YOUNG LLP

Birmingham, Alabama
August 6, 2001